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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 22, 1998




                         First Alliance Mortgage Company
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             (Exact name of registrant as specified in its charter)


          California                  333-44585-02              95-2944875
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)

        177305 Von Karman Avenue
           Irvine, California                                    97614-6203
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (714) 224-8400
                                                           --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         The sole purpose of this Current Report on Form 8-K is to file the Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 of the corporation designated to act as trustee in connection with the proposed offering by the First Alliance Mortgage Loan Trust 1998-2 of Adjustable Rate Mortgage Loan Asset Backed Notes, Series 1998-2A and Fixed Rate Mortgage Loan Asset Backed Notes, Series 1998-2F (collectively, the "Notes"). This exhibit shall be incorporated by reference in the Registration Statement on Form S-3 of First Alliance Mortgage Company (Commission File No. 333-44585) pursuant to which the Notes will be offered in order to effect qualification of the related Indenture under the Trust Indenture Act of 1939, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to First Alliance Mortgage Loan Trust 1998-2, Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A.

                25.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to First Alliance Mortgage Loan Trust 1998-2, Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST ALLIANCE MORTGAGE
                                            COMPANY, as Company

                                            By:        /s/ Brian Chisick
                                                       -------------------------
                                            Name:      Brian Chisick
                                            Title:     Chief Executive Officer


Dated:  June 22, 1998


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                                  EXHIBIT INDEX

Exhibit No.             Description                                                              Page No.
-----------             -----------                                                              --------

25.1                    Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to First Alliance Mortgage Loan Trust 1998-2, Adjustable Rate
                        Mortgage Loan, Asset Backed Notes, Series 1998-2A

25.2                    Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to First Alliance Mortgage Loan Trust 1998-2, Fixed Rate
                        Mortgage Loan, Asset Backed Notes, Series 1998-2F